Navellier Performance Funds PROSPECTUS MAY 1, 2008 Mid Cap Growth Portfolio Aggressive Micro Cap Portfolio Fundamental ‘A’ Portfolio The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTRODUCING OUR PORTFOLIOS	2

MID CAP GROWTH PORTFOLIO	3

AGGRESSIVE MICRO CAP PORTFOLIO	8

FUNDAMENTAL ‘A’ PORTFOLIO	13

WHO IS RESPONSIBLE FOR THE PORTFOLIOS	18

INVESTMENT ADVISER	18

DISTRIBUTOR	19

ACCOUNT POLICIES	20

HOW TO BUY, SELL, AND EXCHANGE SHARES	21

BUYING SHARES	23

SELLING OR EXCHANGING SHARES	23

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS	25

UNDERSTANDING EARNINGS	28

UNDERSTANDING TAXES	29

FINANCIAL HIGHLIGHTS	31

THE NAVELLIER PRIVACY POLICY	34

NEED TO KNOW MORE? (BACK COVER)

More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking more in-depth explanations of these Portfolios should request the SAI, which is available at no charge, to review before purchasing shares of any of the Portfolios.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of or guaranteed by any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

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INTRODUCING OUR PORTFOLIOS

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Performance Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Performance Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS

All Navellier Performance Funds Portfolios have the same investment goal: to achieve long-term capital growth — in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

WHAT KIND OF FUND ARE WE?

The Navellier Performance Funds Portfolios are “no-load.” This means there is no initial sales charge for buying or selling shares.

KEY DEFINITIONS

“We”, “Us” and “Our” -- mean the Navellier Performance Funds.

“You” and “Your” -- mean the prospective investor.

“Fund” -- means all three* Navellier Performance Funds Portfolios.

“Portfolio” -- refers to each individual Navellier Performance Funds Portfolio, which combined, make up the “Fund.”

“Market capitalization” -- means the number of shares available for trading multiplied by the price per share.

* Shares of The Navellier Mid Cap Growth (Class I) Portfolio are sold pursuant to a separate Prospectus.

LIMITED FEDERAL GUARANTEES

An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund’s investments in equity securities and money market securities have no FDIC protection.

SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

THE NAVELLIER MID CAP GROWTH PORTFOLIO	NPMDX

The portfolio seeks long-term capital growth by investing mainly in stocks of mid-capitalization companies with the potential to rise in price.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in equity securities of companies with market capitalization between $2 billion and $10 billion. The Portfolio’s Investment Adviser has determined that a mid cap portfolio consists of companies with market capitalization between $2 billion and $10 billion. The Portfolio may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. Some or all of the remaining assets may be invested in other types of securities, i.e.:

•	bonds, cash, or cash equivalents, for temporary defensive purposes, or depending on market conditions, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

•	up to 15% of its total assets in equity securities of foreign companies traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio’s shareholders with at least sixty (60) days’ advance written notice written in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

Market Risk Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio’s stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

Equity Securities Risk Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Small and Mid Cap Companies Risk Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

NON PRINCIPAL RISKS

Political Risk The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Pricing At times market conditions might make it hard to value some investments. If a Portfolio has valued securities it holds too high, you may end up paying too much for the Portfolio’s shares when you buy into a Portfolio. If a Portfolio underestimates the price of its securities, you may not receive the full market value for your Portfolio shares when you sell. To the extent a Portfolio relies on a pricing service to value some or all of its securities, it is possible that the pricing information provided by the service will not reflect the actual price the Portfolio would receive upon a sale of the security.

Portfolio Turnover

Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio’s performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. Last year the turnover rate was 104%. We will go higher if we believe it will improve the Portfolio’s performance.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in the Mid Cap Growth Portfolio.

Year by Year Total Return This chart shows how the Portfolio’s performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio’s returns would be less than those shown.

Highest and Lowest Quarterly Returns This chart shows the range of returns experienced by the Portfolio since it began operations on November 26, 1996.

Highest Quarter: up 50.33% (4th quarter 1999) Lowest Quarter: down 22.57% (1st quarter 2001)

Average Annual Returns for the Periods Ended December 31, 2007 This chart compares the Portfolio’s average annual returns to the Russell Mid Cap Growth Index for the same time period. This information may help provide an indication of the Portfolio’s risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio’s past performance (before and after taxes) is not a guarantee of how it will perform in the future.

Navellier Mid	Return		Return after taxes	Russell
Cap Growth	before	Return after taxes	on distributions and	Mid Cap
Portfolio	taxes	on distributions	sale of fund shares	Growth(2)

One Year	9.35%	9.35%	6.08%	11.43%

Five Years	14.17%	14.16%	12.46%	17.90%

Since Inception (annualized)(1)	12.61%	12.25%	11.17%	8.63%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The loss (if any) in the “Return after taxes on distributions and sale of fund shares” column above may be less than that shown in the “Return after taxes on distributions only” column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The indices’ returns reflect no deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1)	The effective date of the Mid Cap Growth Portfolio was November 26, 1996. Performance was measured against the Russell Mid Cap Growth Index as of November 26, 1996.

(2)	The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

Fees This table describes the fees you may pay if you buy and hold shares of the Portfolio. You pay no initial sales charges to buy or sell shares of the Mid Cap Growth Portfolio.

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of net amount invested)	None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee and Exchange Fee(1) (as % of amount redeemed or exchanged, on shares held less than 60 days)	2.00%

(1)	Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio’s shares.

Operating expenses paid each year by the portfolio This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio’s income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

(as a % of average daily net assets)

Management Fees		0.84%
Distribution (and/or service)(12b-1) Fees		0.25%
Other Expenses		0.44%
Administration Fees	0.10%
Other Operating Expenses	0.34%
Total Annual Portfolio Operating Expenses		1.53%(1)

(1)	Navellier’s voluntary limit of expense reimbursement of a portion of the Portfolio’s administration and other operating expenses was 0.19% for year ended December 31, 2007, resulting in Net Total Annual Portfolio Operating Expenses of 1.34%.

The Investment Adviser has also agreed to future partial limits of expense reimbursement in future fiscal years so that the Net Total Annual Portfolio Operating Expenses after limit of expense reimbursement for any such fiscal year does not exceed 1.34%. The limit on reimbursement of expenses by the Investment Adviser is voluntary and may be withdrawn from year to year. If the Investment Adviser does not seek reimbursement within three (3) years of advancing expenses, then reimbursement is forever waived. If reimbursement is made, it must be approved by the Board of Trustees of the Fund.

Fee Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This example uses total annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$156
3 years	$484
5 years	$836
10 years	$1,827

*	A separate class of shares -- Class I shares -- to the Mid Cap Growth Portfolio of the Fund are offered. A separate prospectus and Statement of Additional Information for the Class I shares of the Mid Cap Growth Portfolio of the Fund which contain the fees and expenses applicable to the Class I shares are filed and available from the Distributor or from the SEC at the locations set forth in the “Need to Know More?” section of this prospectus.

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called “12b-1 fees.” Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase (“front end load”) or sale (“back end load”). Payments are made monthly and can total up to 0.25% of the Portfolio’s average daily net assets per year.

NAVELLIER MID CAP GROWTH PORTFOLIO -

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Funds’ SAI.

THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO	NPMCX

The Portfolio seeks long-term capital growth by investing mainly in stocks of micro-capitalization companies with the potential to rise in price.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in equity securities of companies with market capitalization under $1 billion. The Portfolio’s Investment Adviser has determined that a micro cap portfolio consists of companies with market capitalization under $1 billion. The Portfolio may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. Some or all of the remaining assets may be invested in other types of securities, i.e.:

•	bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

•	up to 15% of its total assets in equity securities of foreign companies traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio’s shareholders with at least sixty (60) days’ advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

Market Risk Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio’s stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

Equity Securities Risk Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Micro Cap Companies Risk Micro capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

NON PRINCIPAL RISKS

Political Risk The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk The risk that the foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Pricing At times market conditions might make it hard to value some investments. If a Portfolio has valued securities it holds too high, you may end up paying too much for the Portfolio’s shares when you buy into a Portfolio. If a Portfolio underestimates the price of its securities, you may not receive the full market value for your Portfolio shares when you sell. To the extent a Portfolio relies on a pricing service to value some or all of its securities, it is possible that the pricing information provided by the service will not reflect the actual price the Portfolio would receive upon a sale of the security.

Portfolio Turnover

Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the portfolio’s performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. Last year the turnover rate was 87%. We will go higher if it will improve the Portfolio’s performance.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in the Aggressive Micro Cap Portfolio.

Year by Year Total Return This chart shows how the Portfolio’s performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio’s returns would be less than those shown.

Highest and Lowest Quarterly Returns This chart shows the range of returns experienced by the Portfolio since it began operations on March 17, 1997.

Highest Quarter: up 37.09% (1st quarter 2000) Lowest Quarter: down 25.32% (3rd quarter 2001)

Average Annual Returns for the Periods Ended December 31, 2007 This chart compares the Portfolio’s average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio’s risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio’s past performance is not a guarantee of how it will perform in the future.

Navellier				Russell
Aggressive	Return		Return after taxes	2000
Micro Cap	before	Return after taxes	on distributions and	Growth
Portfolio	taxes	distributions	sale of fund shares	Index(2)

One Year	0.48%	0.48%	0.31%	7.05%

Five Years	11.95%	11.95%	10.47%	16.50%

Since Inception (annualized)(1)	7.56%	7.32%	6.57%	5.59%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The loss (if any) in the “Return after taxes on distributions and sale of fund shares” column above may be less than that shown in the “Return after taxes on distributions only” column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index’s returns reflect no deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1)	The effective date of the Aggressive Micro Cap Portfolio was March 17, 1997. Performance was measured against the Russell 2000 Growth Index as of March 17, 1997.

(2)	The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

Fees This table describes the fees you may pay if you buy and hold shares of the Portfolio. You pay no initial sales charges to buy or sell shares of the Aggressive Micro Cap Portfolio.

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of net amount invested)	None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee and Exchange Fee(1) (as % of amount redeemed or exchanged, on shares held less than 60 days)	2.00%

(1)	Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio’s shares.

Operating expenses paid each year by the portfolio This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio’s income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

(as a % of average daily net assets)

Management Fees		0.84%
Distribution (and/or service) (12b-1) Fees		0.25%
Other Expenses		1.39%
Administration Fees	0.25%
Other Operating Expenses	1.14%
Total Annual Portfolio Operating Expenses		2.48%

(1)	Navellier’s voluntary limit of expense reimbursement of a portion of the Portfolio’s administration and other operating expenses was 0.99% for year ended December 31, 2007, resulting in Net Total Annual Portfolio Operating Expenses of 1.49%.

The Investment Adviser has also agreed to future partial limits of expense reimbursement in future fiscal years so that the Net Total Annual Portfolio Operating Expenses after limit of expense reimbursement for any such fiscal year does not exceed 1.49%. The limit on reimbursement of expenses by the Investment Adviser is voluntary and may be withdrawn from year to year. If the Investment Adviser does not seek reimbursement within three (3) years of advancing expenses, then reimbursement is forever waived. If reimbursement is made, it must be approved by the Board of Trustees of the Fund.

Fee Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This example uses total annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$252
3 years	$779
5 years	$1,332
10 years	$2,842

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called “12b-1 fees.” Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase (“front end load”) or sale (“back end load”). Payments are made monthly and can total up to 0.25% of the Portfolio’s average daily net assets per year.

NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO -

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Funds’ SAI.

THE NAVELLIER FUNDAMENTAL ‘A’ PORTFOLIO	NFMAX

The Portfolio seeks long-term capital growth by investing generally in a combination of growth, value and international stocks of companies which have the potential to rise in price.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. The investment objective of the Portfolio is capital appreciation. The Portfolio will invest primarily in publicly-traded securities including common stocks, preferred stocks, stock warrants and rights and convertible securities. While there is no specified investment strategy other than capital appreciation, generally, the Portfolio’s strategy to achieve capital appreciation will be to construct a portfolio of growth, value and international securities which are deemed by the Investment Advisor to have “grades” in the top 20 percent as measured in a proprietary model. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Our research team applies a set of fundamental criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of fundamental criteria are blended into a non-diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our fundamental model and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

There is no restriction on market capitalization of the equity securities of companies invested in and the Investment Advisor may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks or other types of securities, i.e.:

•	cash, or cash equivalents, for temporary defensive purposes or depending on market conditions, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

•	up to 15% of its total assets in equity securities of foreign companies traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio’s shareholders with at least sixty (60) days’ advance written notice in plain English in the event of any change in investment policy.

The Portfolio is a “non-diversified” portfolio. It may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio’s total assets in selected stocks, so the Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

Market Risk Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio’s stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

Nondiversified Investment Risk The Portfolio may involve more risk than other Navellier Performance Funds Portfolios. It can invest in the equity securities of companies with any market capitalization. This is because it is not a diversified portfolio which means the Portfolio can invest up to 25% of its total assets in a single company or industry, and the price movements of a stock that is a large part of a portfolio’s holdings will have more impact on the overall value of the portfolio. The larger the holding, the greater the impact. In recognition of this risk, the Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

Equity Securities Risk Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Small and Mid Cap Companies Risk Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

NON PRINCIPAL RISKS

Political Risk The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Pricing At times market conditions might make it hard to value some investments. If a Portfolio has valued securities it holds too high, you may end up paying too much for the Portfolio’s shares when you buy into a Portfolio. If a Portfolio underestimates the price of its securities, you may not receive the full market value for your Portfolio shares when you sell. To the extent a Portfolio relies on a pricing service to value some or all of its securities, it is possible that the pricing information provided by the service will not reflect the actual price the Portfolio would receive upon a sale of the security.

Liquidity Risk Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Portfolio Turnover

Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the portfolio’s performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. Last year the turnover rate was 323%. We will go higher if it will improve the Portfolio’s performance.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in the Fundamental ‘A’ Portfolio.

Year by Year Total Return This chart shows how the Portfolio’s performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio’s returns would be less than those shown.

The inception of the Navellier Fundamental ‘A’ Portfolio was May 1, 2005. The performance from May 1, 2005 through December 31, 2005 was 18.85%.

Highest and Lowest Quarterly Returns This chart shows the range of returns experienced by the Portfolio since it began operations on May 1, 2005.

Highest Quarter: up 15.78% (1st quarter 2006) Lowest Quarter: down 8.71% (3rd quarter 2006)

Average Annual Returns for the Periods Ended December 31, 2007 This chart compares the Portfolio’s average annual returns to the Russell 3000 Index for the same time period. This information may help provide an indication of the Portfolio’s risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio’s past performance is not a guarantee of how it will perform in the future.

Navellier	Return		Return after taxes	Russell
Fundamental ‘A’	before	Return after taxes	on distributions and	3000
Portfolio	taxes	on distributions	sale of fund shares	Index(2)

One Year	21.55%	20.94%	14.81%	5.14%

Since Inception (annualized)(1)	17.74%	17.51%	15.36%	11.90%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The loss (if any) in the “Return after taxes on distributions and sale of fund shares” column above may be less than that shown in the “Return after taxes on distributions only” column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index’s returns reflect no deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1)	The effective date of the Fundamental ‘A’ Portfolio was May 1, 2005. Performance was measured against the Russell 3000 Index as of May 1, 2005.

(2)	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

Fees This table describes the fees you may pay if you buy and hold shares of the Portfolio. You pay no initial sales charges to buy or sell shares of the Fundamental A Portfolio.

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of net amount invested)	None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee and Exchange Fee(1) (as % of amount redeemed or exchanged, on shares held less than 60 days)	2.00%

(1)	Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio’s shares.

Operating expenses paid each year by the portfolio This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio’s income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis. Since this is a newly organized portfolio with no operating history, some of the expenses are based on estimates.

(as a % of average daily net assets)

Management Fees		0.84%
Distribution (and/or service) (12b-1) Fees		0.25%
Other Expenses		1.36%
Administration Fees	0.25%
Other Operating Expenses	1.11%
Total Annual Portfolio Operating Expenses		2.45%(1)

(1)	Navellier’s voluntary limit of expense reimbursement of a portion of the Portfolio’s administration and other operating expenses was 0.96% for the partial year ended December 31, 2007, resulting in Net Total Annual Portfolio Operating Expenses of 1.49%.

The Investment Adviser has also agreed to future partial limits of expense reimbursement in future fiscal years so that the Net Total Annual Portfolio Operating Expenses after limit of expense reimbursement does not exceed 1.49%. The limit on reimbursement of expenses by the Investment Adviser is voluntary and may be withdrawn from year to year. If the

Investment Adviser does not seek reimbursement within three (3) years of advancing expenses, then reimbursement is forever waived. If reimbursement is made, it must be approved by the Board of Trustees of the Fund.

Fee Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This example uses total annual operating expenses for the first year and total operating expenses for 3 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$249
3 years	$770
5 years	$1,317
10 years	$2,811

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called “12b-1 fees.” Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase (“front end load”) or sale (“back end load”). Payments are made monthly and can total up to 0.25% of the Portfolio’s average daily net assets per year.

NAVELLIER FUNDAMENTAL ‘A’ PORTFOLIO -

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Funds’ SAI.

MANAGEMENT:Who Is Responsible For The Portfolios

INVESTMENT ADVISER

Navellier & Associates, Inc. (“Navellier”) is the Investment Adviser to all the Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier’s unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

PORTFOLIO MANAGERS

Louis G. Navellier has been the CEO and Chief Investment Officer of Navellier & Associates, Inc. since 1988. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of each Portfolio. He has been advising investors and Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

Mr. Navellier is the Portfolio Manager responsible for the management of the Navellier Fundamental ‘A’ Portfolio and participates on the management teams of the Navellier Aggressive Micro Cap Portfolio and Navellier Mid Cap Growth Portfolio.

Michael J. Borgen has thirteen years’ experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is the Portfolio Manager responsible for the management of the Navellier Mid Cap Growth Portfolio and Navellier Aggressive Micro Cap Portfolio. In addition, Mr. Borgen conducts ongoing research enhancements of the firm’s quantitative investment process and works on product development.

Shawn Price is the Portfolio Manager along with Louis Navellier for the Fundamental ‘A’ portfolio. Mr. Price joined Navellier in 1991 as a quantitative research analyst.

Additional information about the portfolio managers’ compensation, their accounts managed and their holdings of securities in the Fund is available in the SAI.

Investment Adviser’s Fee Navellier & Associates, Inc. receives a 0.84% annual fee for managing each of the Fund portfolios payable monthly, based upon each Portfolio’s average daily net assets. We also receive a 0.25% annual fee for providing administrative services.

Navellier & Associates, Inc., which also employed the same investment advisory personnel that provided investment advisory services on behalf of Navellier Management, Inc., assumed the position of investment advisor to the Fund and each of its Portfolios pursuant to investment advisory agreements with each of the portfolios with no change in personnel or investment strategy as of January 1, 2005.

A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement is available in the Fund’s current Statement of Additional Information in the “Trustees and Officers” section and is available in the annual report for the fiscal year ended December 31, 2007.

Legal Proceedings There are no material legal proceedings involving the Fund or involving Navellier & Associates, Inc. which would have a material adverse effect on their ability to perform their duties for the Fund.

Capital Stock There are no unique restrictions in holding or selling shares of the Fund that might expose investors to significant risk.

DISTRIBUTOR

IFS Fund Distributors, Inc. is the Distributor for the Portfolios and is responsible for the sale and distribution of shares to individual shareholders and broker-dealers. IFS Fund Distributors, Inc. replaced Navellier Securities Corp. as the Distributor for the Portfolios on November 1, 2006.

Transfer Agent

JPMorgan Chase Bank, N.A.
P O Box 5354
Cincinnati, OH 45201

Custodian

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202

Legal Counsel

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, California 94111

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ACCOUNT POLICIES

Here are some important details to know before investing in a Navellier Performance Funds Portfolio:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolios in writing at least 90 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

HOW TO BUY, SELL, AND EXCHANGE SHARES

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

•	the Distributor, IFS Fund Distributors, Inc.;

•	the Transfer Agent, JPMorgan Chase Bank, N.A.; or

•	securities dealers having a sales agreement with the Funds’ distributor, IFS Fund Distributors, Inc.

PURCHASE MINIMUMS

You may buy Navellier Performance Portfolios for:

•	an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

•	additional investments of at least $100 per Portfolio.

Please note: Shares of the Portfolio may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party’s wrap program. Such persons should request instructions on how to invest or redeem from the wrap program’s sponsor.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)

PRICING

The Portfolios’ share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolios’ share prices are calculated after the transfer agent or authorized agent (such as a broker) receives your request in good order, i.e. with proper authorization and information.

•	A Portfolio’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio, less the liabilities charged to the Portfolio by the number of Portfolio shares outstanding.

•	The Portfolios’ share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.

•	The Funds’ share prices will not be calculated on holidays the NYSE observes. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

•	The Portfolios’ investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

•	If market quotations are not readily available for the Portfolios’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees pursuant to policies and procedures adopted by the Board of Trustees. With respect to foreign securities, events may occur which can affect fair value after markets close.

•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.

•	The Portfolios may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolios’ shares are not priced. Therefore, the value of the Portfolios’ shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY

Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.

RESTRICTIONS ON PHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. You should notify the Fund in writing if you do not want telephone redemption and exchange privileges. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying JPMorgan Chase Bank, N.A. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days’ notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.

CHANGING THE TERMS

We can change any of the methods of buying or selling after giving you 30 days’ written notice.

EXCHANGING SHARES

You may instruct us to exchange shares in one Navellier Portfolio for shares in another Navellier Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

•	The amount must be at least $2,000 ($500 for IRAs) if you’re exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

•	Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. An exchange will be subject to a 2% redemption fee, as a percentage of the amount redeemed, on shares held less than 60 days.

BUYING SHARES

BY MAIL

Fill out an application Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

Write a check Make the check payable to “The Navellier Performance Funds.”

Send the check and application Mail the check and application to:

The Navellier Performance Funds
c/o JPMorgan Chase Bank, N.A.,
P. O. Box 5354,
Cincinnati, OH 45201-5354

Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares’ NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

Please note: We do not accept cash, money orders, travelers’ checks, foreign checks, credit card convenience checks, certain third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

BY WIRE

Please contact the Transfer Agent at 1-800-622-1386 for instructions.

BY AUTOMATIC PLAN

Make monthly purchases You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to JPMorgan Chase Bank, N.A. This is a free service, and you may discontinue it at any time.

Please note: The Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES

You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio’s share price is calculated after the Transfer Agent or authorized agent (such as a broker) receives your request in good order, i.e. with proper authorization and information.

REDEMPTION FEE

•	The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days.

•	Exchanges on shares held less than 60 days will trigger the redemption fee.

•	The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

•	The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions if two or less exchanges per quarter.

•	The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.)

•	The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting.

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

BY MAIL

Send the following information You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records.

The mailing address is:

The Navellier Performance Funds
c/o JPMorgan Chase Bank, N.A.,
P. O. Box 5354,
Cincinnati, Ohio 45201-5354

BY PHONE

Make a phone call Call JPMorgan Chase Bank, N.A. at 1-800-622-1386 or an authorized agent by 4:00 p.m. Eastern Time to have your shares sold on that business day. If you place your order in proper form with an authorized agent by 4:00 p.m. Eastern Time, your shares will be priced at that business day’s net asset value.

Have your information ready Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:

•	Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

•	Proceeds are being sent to an address other than the address of record;

•	Proceeds or shares are being sent/transferred from a joint account to an individual’s account

•	Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his/her signature guaranteed. Notary stamps are not acceptable.

BY AUTOMATIC PLAN

Make regular withdrawals If you have a total of $25,000 or more invested in Navellier Performance Funds Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

HOW DEALERS ARE COMPENSATED

Dealers are paid for selling shares of the Navellier Performance Funds. Brokers will be paid a service fee depending on the average net assets in the Portfolio in which they purchase shares. These fees are paid from the 12b-1 fee deducted from each Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. For more information on the 12b-1 fees for each Portfolio, see the “Fees and Expenses of the Portfolio” section for each Portfolio. Certain broker-dealers may also impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

RULE 12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense and are used to pay for distribution and other services provided to shareholders. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities (such as the cost of sending prospectuses to potential investors or advertizing the Fund) and twenty-five percent (25%) for shareholder services (such as answering shareholder questions). Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will terminate your exchange privileges and will not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects, such as frequent exchanges, to be excessive trading.

POLICIES TO PREVENT MARKET TIMING

The Fund is not designed for and does not accommodate market timing or market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolios’ securities trade and the close of the U.S. markets, which is when the portfolio’s share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain micro-or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

The Navellier Performance Funds portfolios are intended as long-term investments. Therefore, the Funds’ Board of Trustees has adopted policies and procedures which are set forth herein and in its compliance policies and procedures and administered through the Transfer Agent and the Funds’ staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting.

The Portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing. The Fund, through its agreement with its underwriter, has policies and procedures which require disclosure by brokers holding omnibus accounts to disclose market timing activities.

The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

Please note: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Navellier at 1.800.622.1386 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

UNDERSTANDING EARNINGS

A Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

•	return of capital (a repayment of the money you invested);

•	dividends or interest earned by shares of the securities in a Portfolio;

•	capital gains earned by selling shares of stocks at a profit.

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

•	We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

•	To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES

Distributions received in cash or additional shares of a portfolio may be subject to federal and or state income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

•	A return of capital is not taxable to you.

•	Dividends and interest earned by a portfolio are taxable to you as ordinary income.

•	Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

Exchange of Fund shares An exchange of one Portfolio’s shares for the shares of another portfolio will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal and/or state income tax.

REPORTING

You must report all dividends and redemptions. A fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTION

If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of a Portfolio’s total assets in a fiscal year are foreign securities, that Portfolio may make that election.

Be careful: timing can make a difference

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

“UNDELIVERABLE” OR “UNCASHED” DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Portfolio’s financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements, are included in the SAI or annual report, available upon request.

	Mid Cap Growth Portfolio, Regular Class
	For the Years Ended December 31,
	2007		2006		2005		2004	2003

PER SHARE OPERATING PERFORMANCE:

Net Asset Value -- Beginning of Year	$30.70		$29.25		$26.05		$22.77	$17.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net Investment Income (Loss)	(0.32)		0.06		(0.22)		(0.19)	(0.18)

Net Realized and Unrealized Gain on Investments	3.19		1.45		3.42		3.47	5.61

Total from Investment Operations	2.87		1.51		3.20		3.28	5.43

Distributions to Shareholders:

From Net Investment Income	--		(0.06)		--		--	--

Paid-in Capital from Redemption Fees	0.00	A	0.00	A	0.00	A	--	--

Net Increase in Net Asset Value	2.87		1.45		3.20		3.28	5.43

Net Asset Value - End of Year	$33.57		$30.70		$29.25		$26.05	$22.77

TOTAL INVESTMENT RETURN	9.35%		5.17%		12.28%		14.40%	31.31%

RATIOS TO AVERAGE NET ASSETS:

Expenses After Reimbursement	1.34%		1.34%		1.34%		1.34%	1.34%

Expenses Before Reimbursement	1.53%		1.47%		1.48%		1.45%	1.50%

Net Investment Income (Loss) After Reimbursement	(0.83)%		0.18%		(0.77)%		(0.74)%	(0.91)%

Net Investment Income (Loss) Before Reimbursement	(1.02)%		0.05%		(0.91)%		(0.85)%	(1.07)%

SUPPLEMENTARY DATA:

Portfolio Turnover Rate	104%		116%		104%		96%	131%

Net Assets at End of Year (in thousands)	$112,748		$141,299		$147,668		$158,655	$176,079

Number of Shares Outstanding at End of Year (in thousands)	3,358		4,602		5,049		6,090	7,734

A	Less than $0.01

See Notes to Financial Statements.

	Aggressive Micro Cap Portfolio
	For the Years Ended December 31,
	2007		2006		2005		2004	2003

PER SHARE OPERATING PERFORMANCE:

Net Asset Value -- Beginning of Year	$31.26		$28.46		$27.49		$25.12	$17.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net Investment Loss	(0.32)		(0.31)		(0.32)		(0.13)	(0.23)

Net Realized and Unrealized Gain on Investments	0.47		3.11		1.29		2.50	7.49

Total from Investment Operations	0.15		2.80		0.97		2.37	7.26

Paid-in Capital from Redemption Fees	0.00	A	0.00	A	0.00	A	--	--

Net Increase in Net Asset Value	0.15		2.80		0.97		2.37	7.26

Net Asset Value - End of Year	$31.41		$31.26		$28.46		$27.49	$25.12

TOTAL INVESTMENT RETURN	0.48%		9.84%		3.53%		9.43%	40.65%

RATIOS TO AVERAGE NET ASSETS:

Expenses After Reimbursement	1.49%		1.49%		1.49%		1.49%	1.49%

Expenses Before Reimbursement	2.48%		2.46%		2.54%		2.73%	2.50%

Net Investment Loss After Reimbursement	(0.89)%		(0.96)%		(1.06)%		(0.74)%	(1.01)%

Net Investment Loss Before Reimbursement	(1.88)%		(1.93)%		(2.11)%		(1.98)%	(2.02)%

SUPPLEMENTARY DATA:

Portfolio Turnover Rate	87%		87%		96%		169%	224%

Net Assets at End of Year (in thousands)	$17,436		$22,318		$23,239		$28,618	$14,023

Number of Shares Outstanding at End of Year (in thousands)	555		714		817		1,041	558

A	Less than $0.01

See Notes to Financial Statements.

	Fundamental ‘A’ Portfolio
	For the Years		For the Period
	Ended		Ended
	December 31,		December 31,
	2007	2006	2005*

PER SHARE OPERATING PERFORMANCE:

Net Asset Value -- Beginning of Period	$12.70	$11.85	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net Investment Income (Loss)	0.01	(0.07)	0.01

Net Realized and Unrealized Gain on Investments	2.72	0.88	1.83

Total from Investment Operations	2.73	0.81	1.84

Distributions to Shareholders:

From Net Investment Income	(0.01)	--	(0.01)

From Capital Gains	(0.50)	--	--

Total Distributions to Shareholders	(0.51)	--	(0.01)

Paid-in Capital from Redemption Fees	0.01	0.04	0.02

Net Increase in Net Asset Value	2.23	0.85	1.85

Net Asset Value - End of Period	$14.93	$12.70	$11.85

TOTAL INVESTMENT RETURN	21.55%	7.17%	18.65	%A

RATIOS TO AVERAGE NET ASSETS:

Expenses After Reimbursement	1.49%	1.49%	1.48	%B

Expenses Before Reimbursement	2.45%	2.53%	17.66	%B

Net Investment Income (Loss) After Reimbursement	0.11%	(0.50)%	0.42	%B

Net Investment Loss Before Reimbursement	(0.85)%	(1.54)%	(15.76	)%B

SUPPLEMENTARY DATA:

Portfolio Turnover Rate	323%	297%	219	%B

Net Assets at End of Period (in thousands)	$23,777	$18,311	$2,276

Number of Shares Outstanding at End of Period (in thousands)	1,593	1,442	192

A	Total returns for periods of less than one year are not annualized

B	Annualized

*	From Commencement of Operations May 2, 2005

See Notes to Financial Statements.

THE NAVELLIER PRIVACY POLICY

When you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you, or our former clients, with our affiliates or service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts, including such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions, or respond to requests for information from us.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies. The exception being those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We may collect nonpublic personal information about you that generally falls into one of the following categories:

•	Information, such as your address, Social Security number, date of birth, phone number, income, investable assets, and investment profile, that you may provide on account applications or during your business relationship with us.

•	Account information, such as your investment choices, account balances and transaction history.

•	Information relating to your use of our Website, such as your User Name, Password, email address, zip code, failed attempts to log in, the last time you logged in, and portfolio information you may have provided on our Stockgrader page.

HOW WE USE THE INFORMATION WE COLLECT

We use the information we collect primarily to maintain your accounts and process your transactions and requests. When required by law, we may need to disclose personal information where such action is deemed necessary to comply with a current judicial proceeding, court order or legal process served on the firm.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT

While no company can guarantee the security of your information, we take steps to protect information from unauthorized access, including reasonable administrative, physical, and technical safeguards designed to protect information about you. We also apply special measures for authentication of information you request or submit to us on our website, www.navellier.com. Internally, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.

HOW YOU MAY OBTAIN PROXY VOTING INFORMATION

Information on Navellier’s Proxy Voting Policies & Procedures may be obtained by visiting our website at WWW.NAVELLIER.COM, or by contacting our office at 1-800-887-8671.

A SPECIAL NOTE TO NEWSLETTER SUBSCRIBERS

Although Navellier writes the commentary for Louis Navellier’s Emerging Growth (formerly MPT Review), the Blue Chip Growth, Quantum Growth, and the Global Growth newsletters, these letters are published and owned by Phillips Publishing. If you are a subscriber to these letters and would like any information about you to remain private, then you must contact InvestorPlace Media, LLC directly at (800) 539-8216.

HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION

If you need to update or correct any personal information, you may contact us at (800) 887-8671.

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Need To Know More?

NAVELLIER PERFORMANCE FUNDS

Additional information is available free of charge in the Statement of Additional Information (SAI). The Fund's Annual/Semi-Annual Reports provide information about the Fund's investments. In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.

The Navellier Performance Funds
One East Liberty, Third Floor
Reno, Nevada 89501
800-887-8671

www.navellier.com

Information about the Fund (including the SAI and exhibits) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number-811-9142

Need To Know More? Additional information is available Information about the Fund (including free of charge in the Statement of the SAI and exhibits) can be reviewed NAVELLIER PERFORMANCE FUNDS Additional Information (SAI). The and copied at the Commission’s Public Fund’s Annual/Semi-Annual Reports Reference Room in Washington, provide information about the Fund’s D.C. Information on the operation of investments. In our Annual Report, the Public Reference Room may be you will fi nd a discussion of the market obtained by calling the Commission conditions and investment strategies at 1-202-942-8090. Reports and other that signifi cantly affected the Fund’s information about the Fund including performance during the past fi scal information about the codes of ethics year. The SAI is incorporated by are available on the EDGAR Database reference (legally considered part of on the Commission’s Internet site this document). Documents will be sent at http://www.sec.gov. Copies of this within 3 business days of receipt information may be obtained, after of request. paying a duplicating fee, by electronic request at the following E-mail address: The Navellier Performance Funds publicinfo@sec.gov, or by writing the One East Liberty, Third Floor Commission’s Public Reference Section, Reno, Nevada 89501 Washington, D.C. 20549-0102. 800-887-8671 www.navellier.com SEC File Number-811-9142